EXHIBIT 10.13


                             NOTE PURCHASE AGREEMENT



THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 21, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower'7).

                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 156,000.00 , to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note'7).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 156,000.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 23, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's owl account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue or Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severabilitv. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     BORROWER:


                                     INTERNATIONAL ISOTOPES INC.
                                     a Texas corporation

                                     By:    /S/ Steve T. Laflin
                                            -------------------
                                     Name:  Steve T. Laflin
                                     Title: President


                                     LENDER:


                                     By:    /S/ Ralph Richart
                                            -----------------
                                     Name:  Ralph Richart




                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.
                            NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$156,000.00                                                   January 21,2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of Ralph Richart (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Hundred and Fifty Six Thousand Dollars ($156,000.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in a5G-s 6ri June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                    (i)   If to Company:

                          International Isotopes Inc.
                          4137 Commerce Circle
                          Idaho Falls, Idaho 83401
                          Fax: (208) 524-141 1

                   (ii)   If to Holder:

                          Ralph Richart
                          VC 14-212
                          630 West 168th St.
                          New York, NY 10032

                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH 1,AWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


          HOLDER:                              INTERNATIONAL ISOTOPES INC.



          By:      /S/ Ralph Richart           By:    /S/ Steve T. Laflin
                   ------------------                 -------------------
          Name:    Ralph Richart               Name:  Steve T. Laflin
          Address: VC 14-212                   Title: President
                   630 West 168th St.
                   New York, NY 10032

                             NOTE PURCHASE AGREEMENT



THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 23, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower").

                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 130,500.00 ,to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note '7).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 130,500.00 (the "Loan J'). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 28, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the
Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severability. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           BORROWER:


                                           INTERNATIONAL ISOTOPES INC.
                                           a Texas corporation

                                           By:    /S/ Steve T. Laflin
                                                  -------------------
                                           Name:  Steve T. Laflin
                                           Title: President


                                           LENDER:

                                           By:    /S/ William Nicholson
                                                  ---------------------
                                           Name:  William Nicholson




                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.
                            NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$130,500.00                                                   January 23,2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of William Nicholson (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of One Hundred Thirty Thousand Five Hundred Dollars ($130,500.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


         HOLDER:                                  INTERNATIONAL ISOTOPES INC.



         By:      /S/ William Nicholson           By:   /S/ Steve T. Laflin
                  ---------------------                 -------------------
         Name:    William Nicholson               Name: Steve T. Laflin
         Address: 121 N. Post Oak Ln. Ste. 2105   Title: President
                  Houston, TX 77024

                             NOTE PURCHASE AGREEMENT


THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 21, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower").


                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 26,000.00 , to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note ").

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 26,000.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 23, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severabilitv. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           BORROWER:


                                           INTERNATIONAL ISOTOPES INC.
                                           a Texas corporation


                                           By:     /S/ Steve T. Laflin
                                                   -------------------
                                           Name:   Steve T. Laflin
                                           Title:  President




                                           LENDER:


                                           By:     /S/ Christopher Grosso
                                                   ----------------------
                                           Name:   Christopher Grosso





                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.

                             NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$26,000.00                                                    January 21,2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of Christopher Grosso (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Twenty Six Thousand Dollars ($ 26,000.00 ) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                   (i)  If to Company:

                        International Isotopes Inc.
                        4137 Commerce Circle
                        Idaho Falls, Idaho 83401
                        Fax: (208) 524-1411

                  (ii)  If to Holder:

                        Christopher Grosso
                        480 Broadway, Suite 310
                        Saratoga Springs, NY 12866

                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.



         HOLDER:                                  INTERNATIONAL ISOTOPES INC.



         By:      /S/ Chistopher Grosso           By:    /S/ Steve T. Laflin
                  ---------------------                  -------------------
         Name:    Chistopher Grosso               Name:  Steve T. Laflin
         Address: 480 Broadway, Suite 310         Title: President
                  Saratoga Springs, NY 12866

                             NOTE PURCHASE AGREEMENT


THIS NOTE PURCHASE AGREEMENT (this "Agreement"),  is made and entered into as of
January  21,  2004,  by  and  between  the  undersigned   lender  ("Lender") and
International Isotopes Inc., a Texas corporation ("Borrower").


                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and 1,ender is willing to loan to Borrower, the principal amount of $ 29,000.00, to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note").

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 29,000.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 23, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date '7). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2      Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason 01a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held 'indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severability. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         BORROWER:


                                         INTERNATIONAL ISOTOPES INC.
                                         a Texas corporation


                                         By:    /S/ Steve T. Laflin
                                                -------------------
                                         Name:  Steve T. Laflin
                                         Title: President


                                         LENDER:


                                         By:    /S/ Thomas Kershner
                                                -------------------
                                         Name:  Thomas Kershner




                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.
                            NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$29,000.00                                                    January 21,2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of Thomas Kershner (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Twenty Nine Thousand Dollars ($29,000.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                   (i)    If to Company:

                          International Isotopes Inc.
                          4137 Commerce Circle
                          Idaho Falls, Idaho 83401
                          Fax: (208) 524-1411

                  (ii)    If to Holder:

                          Thomas Kershner
                          258E. Sanford St.
                          Glens Falls, NY 12801

                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such
Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


         HOLDER:                                INTERNATIONAL ISOTOPES INC.



         By:   /S/ Thomas Kershner              By:    /S/ Steve T. Laflin
               -------------------                     -------------------
         Name: Thomas Kershner                  Name:  Steve T. Laflin
         Address: 258 E. Sanford St.           Title:  President
                  Glens Falls, NY 12801

                            NOTE PURCHASE AGREEMENT



THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 23, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower").


                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 162,500.00 ,to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note'7).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 162,500.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 28, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severability. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         BORROWER:


                                         INTERNATIONAL ISOTOPES INC.
                                         a Texas corporation


                                         By:    /S/ Steve T. Laflin
                                                ----------------------
                                         Name:  Steve T. Laflin
                                         Title: President


                                         LENDER:


                                         By:     /S/ John McCormack
                                                 ---------------------
                                         Name:   John McCormack





                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.
                            NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$162,500.00                                                   January 23,2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of John McCormack (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of One Hundred Sixty Two Thousand Five Hundred Dollars ($162,500.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                  (i)    If to Company:

                         International Isotopes Inc.
                         4137 Commerce Circle
                         Idaho Falls, Idaho 83401
                         Fax: (208) 524-1411

                 (ii)    If to Holder:

                         John McCormack
                         1303 Campbell
                         Houston, TX 77055


                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


         HOLDER:                                 INTERNATIONAL ISOTOPES INC.


         By:    /S/ John McCormack               By:    /S/ Steve T. Laflin
                ------------------                      -------------------
         Name:  John McCormack                   Name:  Steve T. Laflin
         Address:  1303 Campbell Rd.             Title: President
                   Houston, TX 77055

                             NOTE PURCHASE AGREEMENT



THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 21, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower").


                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 73,000.00 ,to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note'7).

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 73,000.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 23, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan. b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severability. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      BORROWER:


                                      INTERNATIONAL ISOTOPES INC.
                                      a Texas corporation


                                      By:    /S/ Steve T. Laflin
                                             -------------------
                                      Name:  Steve T. Laflin
                                      Title: President



                                      LENDER:


                                       By:    /S/ James Keane
                                              ------------------
                                       Name:  James Keane





                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.

                             NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OK OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$ 73,000.00                                                   January 21, 2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of James Keane (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Seventy Three Thousand Dollars ($ 73,000.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

        2.      Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                 (i)    If to company:

                        International Isotopes Inc.
                        4137 Commerce Circle
                        Idaho Falls, Idaho 83401
                        Fax: (208) 524-1411

                (ii)    If to Holder:

                        James Keane
                        Fifty Broadway
                        New York, NY 10004

                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


         HOLDER:                              INTERNATIONAL ISOTOPES INC.


         By:    /S/ James Keane               By:    /S/ Steve T. Laflin
                ---------------                      -------------------
         Name:  James Keane                   Name:  Steve T. Laflin
         Address: Fifty Broadway              Title: President
                  New York, NY 10004

                             NOTE PURCHASE AGREEMENT



THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of January 21, 2004, by and between the undersigned lender ("Lender") and International Isotopes Inc., a Texas corporation ("Borrower").


                                   WITNESSETH:

         WHEREAS, Borrower desires to borrow from Lender, and Lender is willing to loan to Borrower, the principal amount of $ 73,000.00 ,to be evidenced by an unsecured convertible promissory note in the form set forth on Exhibit A attached hereto (the "Convertible Note" or the "Note '7.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby specifically acknowledged, the parties hereto agree as follows:

         1. Closing; Delivery. Upon the terms and subject to the conditions herein, Borrower agrees to issue to the Lender the Convertible Note and Lender agrees to lend to Borrower pursuant to the terms of the Convertible Note and this Agreement, a maximum principal amount of $ 73,000.00 (the "Loan"). The execution and delivery of the Convertible Note and the delivery of the proceeds of the Loan shall take place at closing (the "Closing") to be held on January 23, 2004 at 9:00 a.m., Mountain time, or on such other date and at such other time as may be mutually agreed upon (the "Closing Date"). The Closing shall be held at the offices of the Borrower or at such other place as may be mutually agreed upon.

         2.     Representations   and   Warranties  of  Lender.   Lender  hereby
represents and warrants that as of the Closing Date:

                a. Purchase Entirely for Own Account. Lender is acquiring the Note and any securities issuable upon conversion of the Note to be received by Lender (the "Securities") for investment for Lender's own account and not with a view to or for resale in connection with, any distribution thereof. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), by reason of a specific exemption from the registration provisions of the Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                b. Investment Experience. Lender is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission pursuant to the Act and by virtue of Lender's experience in evaluating and investing in private placement transactions of securities in companies similar to Borrower, such Lender is capable of evaluating the merits and risks of Lender's investment in Borrower and has the capacity to protect Lender's own interests.

                c. Restricted Securities. Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act, or unless an exemption from such registration is available. Lender is aware of the provisions of Rule 144 and 144A promulgated under the Act that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants that, as of the Closing Date:

                a. Authority. Borrower has all requisite legal and corporate power and authority and has obtained all approvals and consents necessary to enter into this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

         4. Covenant Concerning Confidential Information. Lender understands that in connection with the negotiation of this Agreement and the Note it may become privy to material non-public information concerning Borrower and its business operations including proposed new business opportunities. Lender agrees that it will keep such information confidential and will not disclose any material non-public information concerning Borrower to any third person and will not purchase or sell or enter into any agreement to purchase or sell securities of Borrower so long as Lender is in possession of any material information concerning Borrower which has not yet been announced publicly, either through a Borrower press release or in a disclosure filing with the Securities and Exchange Commission.

         5. Conditions of Lender's Obligations at Closing. The obligations of the Lender under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Lender without its written consent:

                a. Note. Borrower shall have executed and delivered to Lender an original copy of this Agreement and the Note in the form attached as Exhibit A for the Loan.

                b. Patent Acquisition. All conditions precedent to the closing of that certain Asset Acquisition Agreement entered into as of November 24, 2003 between the Borrower and International Machine Design, LLC shall have been satisfied.

                c. Minimum Loan Amount. The Company shall have received a minimum of $650,000 pursuant to the Note and other similar unsecured convertible promissory notes from existing Borrower shareholders.

         6. Registration Rights. Borrower hereby covenants to include in its next registration of its securities under the Securities Act of 1933 the registration, on behalf of the Lender, as a selling shareholder, of that number of shares of its common stock that would be issuable upon a full conversion of the principal amount of Lender's Note. Such "piggy back" registration rights shall be subject to limitation due to underwriter's discretion based on an assessment of market conditions in the event that the Company's next registered offering of securities involves a traditional underwriting, provided that any such limitation shall affect Lender and other similarly situated holders of Borrower notes on an equal percentage basis according to the number of conversion shares held by Lender and such other noteholders. All expenses of such registration, including the expenses of a single law firm representing the interests of Lender and all other similarly situated selling shareholders, shall be borne by Borrower.

         7. SEC Filings. Borrower hereby covenants, at its expense, to make any filings with the Securities and Exchange Commission required of Lender in connection with the issuance of the Note or any underlying shares of stock issuable upon conversion of the Note, including any Form 3s or 4s and any filings required under Section 13(d) of the Securities and Exchange Act of 1934. Lender agrees to cooperate with Borrower's legal counsel in providing the necessary information for such filings.

         8.     Miscellaneous.

                a. Severability. If any of the provisions of this Agreement shall be held to be invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                b. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy of other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                c. Governing Law: Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to the conflicts of law principles thereof.

                d. Integration. This Agreement and each Note (together with the exhibits and documents referenced herein and therein) contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior offers, letters, agreements and understandings of the parties.

                e. Waiver and Amendment. Any term of this Agreement may be amended only with the written consent of Borrower and Lender. The observance of any term of this Agreement may be waived only if such waiver is in writing signed by the party waiving such term.

                f. Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                g. Transfer and Assignment. The rights and obligations of Lender and Borrower hereunder and pursuant to the Note may not be transferred or assigned by either party without the prior written consent of the other, except that Lender may transfer or assign its rights and obligations under this Agreement or the Note to an affiliate, partner or limited partner of Lender. Except as otherwise provided in this Agreement and the Note, the provisions of this Agreement and the Note shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     BORROWER:


                                     INTERNATIONAL ISOTOPES INC.
                                     a Texas corporation


                                     By:     /S/ Steve T. Laflin
                                             -------------------
                                     Name:   Steve T. Laflin
                                     Title:  President



                                     LENDER:


                                     By:    /S/ Walter O'Hearn
                                            ------------------
                                     Name:  Walter O'Hearn



                  SIGNATURE PAGE TO INTERNATIONAL ISOTOPES INC.

                             NOTE PURCHASE AGREEMENT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                      UNSECURED CONVERTIBLE PROMISSORY NOTE

                                                              Idaho Falls, Idaho

$73,000.00                                                    January 21, 2004


         1.     Principal and Interest.

                (a) International Isotopes Inc., a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of Walter O'Hearn (the "Holder") in lawful money of the United States at the address of the Holder set forth below, the principal amount of Seventy Three Thousand Dollars ($73,000.00) (the "Principal"), together with simple interest at the rate of six percent (6%) per annum. Interest shall be computed on a 365-day year for the actual number of days elapsed.

                (b) The Principal of this Note shall be due and payable on December 30, 2005 (the "Maturity Date"). Accrued interest on this Note shall be payable in arrears on June 30, 2004, December 30, 2004, June 30, 2005 and on the Maturity Date. This Note may be prepaid without penalty, in whole or in part, at any time.

                (c) Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation.

         2.     Conversion.

                (a) Conversion. The outstanding principal balance of this Note and all interest accrued and unpaid thereon may be converted at the option of the Holder at any time into shares of the Company's common stock, par value $.01 per share at a conversion price equal to the average of the closing bid prices of the Company's common stock on the third through the eighth trading days following the Company's announcement of its acquisition of certain fluorine extraction process patents from International Machine Design, LLC, such announcement to be made by the Company within two (2) business days of the closing of the acquisition of the patents.

                (b) Option Exercise. At least 10 days (but not more than 30 days) prior to the conversion date, Holder shall notify the Company of its desire to convert all or part of this Note to common stock. Holder's notice shall specify the conversion date and the amount of principal and accrued interest to be converted. Any notice required or that may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of much other person as may be designated by either party hereto in writing.

                  (i)     If to Company:

                          International Isotopes Inc.
                          4137 Commerce Circle
                          Idaho Falls, Idaho 83401
                          Fax: (208) 524- 14 11

                 (ii)     If to Holder:

                          Walter O'Hearn
                          1115 5th Ave, Apt 4A
                          New York, NY 10128

                (c) Mechanics of Conversion. Upon conversion of this entire Note as set forth above, the outstanding principal and accrued interest of the Note shall be converted as elected by Holder without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder, a certificate or certificates for the securities to which the Holder shall be entitled and a check payable to the Holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of common stock. Such conversion shall be deemed to have been made on the conversion date specified in Holder's notice of conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. If the Holder elects to convert less than the entire principal amount of the Note, upon Lender's surrender of the original Note, Borrower shall deliver to Lender a new Note in an amount equal to the principal amount of the original Note that has not been converted to common stock.

         3. Attorneys Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by the Holder.

         4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN TEXAS RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN TEXAS.


         HOLDER:                                  INTERNATIONAL ISOTOPES INC.


         By:    /S/ Walter O'Hearn                By:    /S/ Steve T. Laflin
                ------------------                       -------------------
         Name:  Walter O'Hearn                    Name:  Steve T. Laflin
         Address: 1115 5th Ave, Apt 4A            Title: President New
                  York, NY 10128